Exhibit 32.1


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Form 10-KSB of OCG Technology, Inc., (the "Company") for the period ending June 30th , 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward C. Levine, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10SB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10SB fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated: October 13, 2003                /s/ EDWARD C. LEVINE
                                       ---------------------------------
                                       Edward C. Levine,
                                       President/Chief Financial Officer


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